CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Appreciation Portfolio (the “Registrant”), each certify to the best of his knowledge that:
     1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios II –	Legg Mason Partners Variable Portfolios II –
Legg Mason Partners Variable Appreciation Portfolio	Legg Mason Partners Variable Appreciation Portfolio

/s/ R. Jay Gerken R. Jay Gerken	/s/ Kaprel Ozsolak Kaprel Ozsolak
Date: September 8, 2006	Date: September 8, 2006
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Fundamental Value Portfolio (the “Registrant”), each certify to the best of his knowledge that:
     1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios II –	Legg Mason Partners Variable Portfolios II –
Legg Mason Partners Variable Fundamental Value Portfolio	Legg Mason Partners Variable Fundamental Value Portfolio

/s/ R. Jay Gerken R. Jay Gerken	/s/ Kaprel Ozsolak Kaprel Ozsolak
Date: September 8, 2006	Date: September 8, 2006
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Capital and Income Portfolio (the “Registrant”), each certify to the best of his knowledge that:
     1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Portfolios II –	Legg Mason Partners Variable Portfolios II –
Legg Mason Partners Variable Capital and Income Portfolio	Legg Mason Partners Variable Capital and Income Portfolio

/s/ R. Jay Gerken R. Jay Gerken	/s/ Kaprel Ozsolak Kaprel Ozsolak
Date: September 8, 2006	Date: September 8, 2006
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.